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EXHIBIT 10.1

REORGANIZATION AGREEMENT

This Reorganization Agreement (the "Agreement") is between and among The St. James Company, a Delaware Company ("James") formerly known as Radiation Disposal Systems, Inc, FUNET Radio & Communications Corp. ("FUNET"), a divided company of the Republic of China (Taiwan), and the persons listed in Exhibit A hereof (collectively the "Shareholders") being the owners of record of all of the issued and outstanding capital stock of FUNET, is entered effective as of the close of business on August 11, 2003.

RECITALS

A. James is a public corporation The principal purpose of the Company was to design, manufacture, sell and service equipment and systems for the treatment of contaminated insoluble organic solid materials. Currently the Company has no assets and no operations.

B. This Agreement contemplates a tax-free reorganization of James pursuant to Internal Revenue Code section 368(a)(1)(b). The Shareholders of FUNET will receive 7,000,000 shares of restricted Common Stock of James in exchange for all of their capital stock in FUNET, pursuant to the terms and conditions set forth in this Agreement.

C. FUNET will become a wholly owned subsidiary of James.

In consideration of these premises and the mutual representations, warranties, covenants and agreement contained in this Agreement, the parties agree as follows:

1. Exchange of Stock and Notes.
-------------------------------

(a) The Shareholders of FUNET agree to transfer to James, and James agrees to acquire from the Shareholders, all of the Shareholders' right, title and interest in their FUNET Shares, representing 100% of the issued and outstanding stock of FUNET (the "FUNET Stock"), free and clear of all liens, pledges, security interests, restrictions, encumbrances, or adverse claims of any nature.

(b) At the Closing (as defined in Section 2 below), upon surrender by the Shareholders of the certificates evidencing all of the FUNET Stock owned by them duly endorsed for transfer to James or accompanied by stock powers executed in blank by the Shareholders, James will cause 7,000,000 shares of the restricted voting Common Stock, par value $.001 of James (the "James Stock") to be issued to the Shareholders of FUNET, in full satisfaction of any right or interest which each Shareholder held in the FUNET Stock.

(c) The shares of Common Stock of James will be issued to the Shareholders of FUNET on a pro rata basis, in the same proportion as the percentage of their ownership interest in the FUNET Stock, as set forth on Exhibit A. Any fractional shares that will result due to such pro rata distribution will be rounded up to the next highest whole number. As a result of the exchange for all of the FUNET Stock in exchange for James Stock, FUNET will become a wholly-owned subsidiary of James.

2. Closing.
-----------

(a) The parties to this Agreement will hold a closing (the "Closing") on or before September 12 2003, for the purpose of executing and exchanging all of the documents contemplated by this Agreement and otherwise effecting the transactions contemplated by this Agreement, subject to completion and distribution of a Schedule 14C Information Statement to the shareholders of James as required by Rule 14f-1 under the Securities Exchange Act of 1934, as amended, for its special meeting of stockholders. The Closing will be held as soon as possible at 2224 W. Main, Santa Monica, California, unless another place or time is mutually agreed upon in writing by the parties. All proceedings to be taken and all documents to be executed and exchanged at the Closing will be deemed to have been taken, delivered and executed simultaneously, and no proceeding will be deemed taken nor documents deemed executed or delivered until all have been taken, delivered and executed. If agreed to by the parties, the Closing may take place through the exchange of documents by fax and/or express courier.



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(b) With the exception of any stock certificates which must be in their original form, any copy, fax, e-mail or other reliable reproduction of the writing or transmission required by this Agreement or any signature required thereon may be used in lieu of an original writing or transmission or signature for any and all purposes for which the original could be used, provided that such copy, fax, e-mail or other reproduction is a complete reproduction of the entire original writing or transmission or original signature, and the originals are promptly delivered thereafter.

3. Representations and Warranties of James.
-------------------------------------------

James represents and warrants as follows:

(a) James is a corporation duly organized, validly existing, and in good standing under the laws of Delaware.

(b) The authorized capital stock of James consists of 50,000,000 ordinary shares of Common Stock, $.001 par value per share, of which, based on the records of its stock transfer agent, 999,057 shares are issued and outstanding as of the close of business on August 11, 2003, held by approximately 1,100 stockholders of record. To the knowledge of James, all issued and outstanding shares of James's Common Stock are fully paid and non-assessable. When issued, the James Stock will be duly authorized, validly and newly issued, fully paid and non-assessable and free and clear of all liens

(c) James has no operating subsidiary, business or assets.

(d) Execution of this Agreement and performance by James hereunder has been duly authorized by all requisite corporate action of the Board of Directors and shareholders on the part of James, and this Agreement constitutes a valid and binding obligation of James, and James's performance hereunder will not violate any provision of any charter, bylaw, indenture, mortgage, lease, or agreement, or any order, judgment, decree, or, to James's knowledge any law or regulation, to which any property of James is subject or by which James is bound.

(e) James has full corporate power and authority to enter into this Agreement and to carry out its obligations hereunder, and will deliver at the Closing a copy of resolutions of its board of directors and of its shareholders authorizing execution of this Agreement by its officers and performance hereunder.

(f) James has provided all financial statements and financial information in its possession as has been requested by the Shareholders of FUNET..

(g) There is no litigation or similar proceeding pending, or to James's knowledge threatened, against or relating to James, its properties or business.

(h) James is acquiring the FUNET stock to be transferred to it under this Agreement for investment and not with a view to the sale or distribution thereof.

(i) James has filed in correct form all tax returns of every nature required to be filed by it and has paid all taxes as shown on such returns and all assessments, fees and charges received by it to the extent that such taxes, assessments, fees and charges have become due. James has also paid all taxes which do not require the filing of returns and which are required to be paid by it. To the extent that tax liabilities have accrued, but have not become payable, they have been adequately reflected as liabilities on the books of James.

(j) James and its representatives have had the opportunity to perform all due diligence investigations of FUNET and its business as they have deemed necessary or appropriate and to ask questions of FUNET's officers and directors and have received satisfactory answers to all of their questions. James and its representatives have had access to all documents and information about FUNET and have reviewed sufficient information to allow them to evaluate the merits and risks of James's acquisition of the FUNET Stock.

(k) At the time of the Closing, James shall not have any liabilities of any kind or nature, known or unknown, continent or otherwise, in excess of $5,000 (U.S.).

(l) At the time of the Closing, James will not have any issued or outstanding stock options, warrants, or any other rights to acquire any Common Stock or other securities of James through conversion or otherwise.



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(m) As soon as practicable following the execution of this Agreement, and prior to the Closing, James shall call a special meeting of its shareholders to approve the following proposals:

         (i) the election of Chih-Chang Chang, Tun-Ching Chen, Yueh-Hue Wu, and Ching-Chow Yang as directors of James;

         (ii) the amendment to the articles of continuance of James to change its name to "Funet Communications, Inc." or such other name to be determined by FUNET;

         (iv) the approval of the 2003 Stock Option, SAR and Stock Bonus Plan of James, attached as Exhibit B hereto; and

         (v) to take such other actions as the directors may determine are necessary or appropriate, including (if necessary) the approval of this Agreement and the transactions contemplated herein.

4. Representations and Warranties of the Shareholders of FUNET.
---------------------------------------------------------------

The Shareholders, jointly and severally, represent and warrant as follows:

(a) FUNET is a corporation duly organized, validly existing, and in good standing under the laws of Taiwan and is licensed or qualified as a foreign corporation in all places in which the nature of its business or the character or ownership of its properties makes such licensing or qualification necessary.

(b) There are no agreements purporting to restrict the transfer of the FUNET Stock, nor any voting agreements, voting trusts or other arrangements restricting or affecting the voting of the FUNET Shares. The FUNET Shares held by the Shareholders are duly and validly issued, fully paid and non-assessable, and issued in full compliance with all federal, state, and local laws, rules and regulations. There are no subscription rights, options, warrants, convertible securities, or other rights (contingent or otherwise) presently outstanding, for the purchase, acquisition, or sale of the capital stock of FUNET, or any securities convertible into or exchangeable for capital stock of FUNET or other securities of FUNET, from or by FUNET.

(c) The Shareholders have full right, power and authority to sell, transfer and deliver the FUNET Shares, and upon delivery of the certificates therefor as contemplated in this Agreement, the Shareholders will transfer to James valid and marketable title to the FUNET Shares, including all voting and other rights to the FUNET Shares, free and clear of all pledges, liens, security interests, adverse claims, options, rights of any third party, or other encumbrances. Each of the Shareholders owns and holds that the number or percentage of FUNET Shares which are listed opposite their names on Exhibit A attached hereto.

(d) The financial statements of FUNET presented to James are accurate consistent with Taiwan generally accepted accounting principles.

(e) There is no litigation or proceeding pending, or to any Shareholders' knowledge, threatened, against or relating to FUNET or to the FUNET Stock.

(f) FUNET has filed in correct form all tax returns of every nature required to be filed by it and has paid all taxes as shown on such returns and all assessments, fees and charges received by it to the extent that such taxes, assessments, fees and charges have become due. FUNET has also paid all taxes which do not require the filing of returns and which are required to be paid by it. To the extent that tax liabilities have accrued, but have not become payable, they have been adequately reflected as liabilities on the books of FUNET.

(g) The current residence address or principal place of business of the FUNET Shareholders is as listed on Exhibit A attached hereto.

(h) The FUNET Shareholders and their representatives have had the opportunity to perform all due diligence investigations of James and its business as they have deemed necessary or appropriate and to ask questions of James's officers and directors and have received satisfactory answers to all of their questions. The have had access to all documents and information about James and have reviewed sufficient information to allow them to evaluate the merits and risks of their acquisition of the James Stock.



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(i) The Shareholders are acquiring the James Stock for their own account (and not for the account of others) for investment and not with a view to the distribution therefor. The Shareholders will not sell or otherwise dispose of the James Stock without registration under the Securities Act of 1933, as amended (the "Act"), or an exemption therefrom, and the certificate or certificates representing the James Stock will bear the following restrictive legend or similar legend:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER APPLICABLE STATE SECURITIES ACTS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED FOR VALUE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OF THEM UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND/OR ANY APPLICABLE STATE SECURITIES ACT OR AN OPINION OF COUNSEL ACCEPTABLE TO JAMES CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR ACTS.

(l) The Common Stock of James to be acquired constitutes an investment, which is suitable and consistent with each Shareholder's investment program, and that the undersigned's financial situation enables him to bear the risks of this investment. Each Shareholder has such knowledge and experience in financial and business affairs that he is capable of evaluating the merits and risks of an investment in the Common Stock of James.

(m) Each Shareholder is aware that the James stock cannot be sold or otherwise transferred for an indefinite period unless subsequently registered or qualified under the Act and applicable state securities laws (which James is not obligated to do), or an opinion of counsel acceptable to James and its legal counsel is received stating that exemptions from such registration or qualification requirements are available.

(n) The undersigned further understands that the exemption under Rule 144 promulgated under the Act may not be available because of the conditions and limitations of Rule 144, and that, in the absence of the availability of Rule 144, any disposition of the undersigned's investment may require compliance with some other exemption under the Act, and that James is under no obligation to take any action in furtherance of making an exemption under Rule 144 or any other exemption so available.

(o) The undersigned is aware that James has been and is relying upon the representations and warranties set forth herein, in part, in determining whether the exchange of its Common Stock meets the conditions of Section 4(2) under the Act and under the exemptions available from the registration or qualification requirements under applicable state securities laws.

(p) Each Shareholder confirms that, in making his decision to acquire the Common Stock of James, such Shareholder has relied upon independent investigations made by him, or his representatives, including his own professional tax and other advisers, and that he and such representatives have been given the opportunity to examine all documents and to ask questions of, and to receive answers from James or any person(s) acting on its behalf concerning the terms and conditions of this Agreement, and to obtain any additional information or documents, to the extent James possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information provided by James, and that no representations have been made to the Shareholders concerning the Common Stock of James, its business or prospects or other matters.

(q) Each Shareholder understands that the Common Stock is being offered and sold under an exemption from registration provided by Section 4(2) of the Act, and warrants and represents that any Common Stock subscribed for is being acquired by each Shareholder solely for their own account for investment purposes only; that he has no present agreement or other arrangement, formal or informal, with any person to sell, transfer or pledge any part of any Common Stock subscribed for or which would guarantee the undersigned any profit or protect the undersigned against any loss with respect to such Common Stock; that the undersigned has no present plans to enter into any such agreement or arrangement; and that the undersigned is able to bear the economic risk of the investment for an indefinite period of time.



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(r) The undersigned recognizes the speculative nature and risks of loss associated with investments in development stage companies and that the undersigned may suffer a substantial loss of the undersigned's investment in the Common Stock of James. In connection therewith, the Shareholders confirm that each understand, and has fully considered for purposes of this investment, the risks involved in this investment; and is aware that: (i) James has a very limited financial and operating history in connection with its business; (ii) this is a speculative investment which involves a high degree of risk of loss by the undersigned of the undersigned's investment therein; and (iii) at the present, there is a limited public market for the Common Stock and, accordingly, it may be difficult if not impossible for him to liquidate an investment therein for an indefinite period, even in case of emergency.

(s) The undersigned Shareholders agree that the foregoing representations and warranties shall survive the undersigned's acquisition of the Common Stock of James. All of the information which the undersigned has furnished James herein, or previously with respect to the undersigned's financial position is current and complete as of the date of this Agreement and, if there should be any material change in such information, the undersigned will immediately furnish such revised or corrected information to James.

5. Conduct Prior to the Closing.
--------------------------------

James, the Shareholders covenant that between the date of this Agreement and the Closing as to each of them:

(a) No change will be made in the charter documents, by-laws, or other corporate documents of James or FUNET, except as may be agreed to by the parties in this agreement or otherwise.

(b) James and FUNET will each use their best efforts to maintain and preserve their business organization, employee relationships, and goodwill intact, and FUNET will not enter into any material commitments except in the ordinary course of business.

(c) The Shareholders will not sell, transfer, assign, hypothecate, lien, or otherwise dispose or encumber the FUNET Shares owned by them.

6. Conditions to Obligations of Shareholders.
---------------------------------------------

The Shareholders' obligations to complete the transactions contemplated herein is subject to fulfillment on or before the Closing of each of the following conditions, unless waived in writing by them as appropriate: (a) The representations and warranties of James set forth herein will be true and correct at the Closing as though made at and as of that date, except as affected by transactions contemplated hereby.

(b) James will have performed all covenants required by this Agreement to be performed by it on or before the Closing.

(c) This Agreement will have been approved by the Board of Directors and shareholders of James.

(d) James will have delivered to the Shareholders the documents set forth below upon request in form and substance reasonably satisfactory to counsel for the Shareholders, to the effect that:

         (i) James is a corporation duly organized, validly existing, and in good standing in the State of Delaware

         (ii) James's authorized capital stock is as set forth herein;

         (iii) Any further document as may be reasonably requested by counsel to the Shareholders in order to substantiate any of the representations or warranties of James set forth herein.

(e) There will have occurred no material adverse change in the business, operations or prospects of James.



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7. Conditions to Obligations of James.
--------------------------------------

James's obligation to complete the transaction contemplated herein will be subject to fulfillment on or before the Closing of each of the following conditions, unless waived in writing by James, as appropriate:

(a) The representations and warranties of the Shareholders set forth herein will be true and correct at the Closing as though made at and as of that date, except as affected by transactions contemplated hereby.

(b) The Shareholders will have performed all covenants required by this Agreement to be performed by them on or before the Closing.

(c) The Shareholders will have delivered to James the documents set forth below in form and substance reasonably satisfactory to counsel for James, to the effect that:

         (i) FUNET is a corporation duly organized, validly existing, and in good standing in the Republic of China (Taiwan);

         (ii) FUNET's authorized and outstanding capital stock and convertible notes are owned as set forth herein and Exhibit A hereto; and

         (iii) Any further documents as may be reasonably requested by counsel to James in order to substantiate any of the representations or warranties of the Shareholders set forth herein.

(d) There will have occurred no material adverse change in the business, operations or prospects of FUNET.

8. Additional Covenants.
------------------------

(a) Between the date of this Agreement and the Closing, the Shareholders, with respect to FUNET, and James, with respect to itself, will, and will cause their respective representatives to, (i) afford the other party and its representatives continued access to their personnel, properties, contracts, books and records, and other documents and data, as reasonably requested by the other party; (ii) furnish the other party and its representatives with copies of all such contracts, books and records, and other existing documents and data as the other may reasonably request in connection with the transaction contemplated by this Agreement; and (iii) furnish the other party and its representatives with such additional financial, operating, and other data and information as the other may reasonably request. The Shareholders will cause FUNET to provide, and James will provide the Shareholders with, complete copies of all material contracts and other relevant information on a timely basis in order to keep the other party fully informed of the status of their respective business and operations.

(b) James and the FUNET Shareholders will cooperate with each other in the preparation of a Form 8-K current report to be filed with the SEC describing the transaction contemplated by this Agreement and such other items as are required by the SEC rules and regulations.

(c) The Shareholders will deliver all of the corporate books and records of FUNET, including all records relating to its financial statements, to James at Closing.

(d) The parties agree that they will not make, and the Shareholders will not permit FUNET to make, any public announcements relating to this Agreement or the transactions contemplated herein without the prior written consent of the other party, except as may be required upon the written advice of counsel to comply with applicable laws or regulatory requirements after consulting with the other party hereto and seeking their consent to such announcement.

9. Termination.
---------------

This Agreement may be terminated (1) by mutual consent in writing; (2) by either the Shareholders, or James if there has been a material misrepresentation or material breach of any warranty or covenant by any other party that is not cured by the time of Closing; or (3) by any of the Shareholders, or James if the Closing has not taken place or on before September 12 2003, unless adjourned to a later date by mutual consent in writing.



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11. Expenses
------------

Whether or not the Closing is consummated, each of the parties will pay all of his or its own legal and accounting fees and other expenses incurred in the preparation of this Agreement and the performance of the terms and provisions of this Agreement.

12. Waiver.
-----------

Any failure on the part of either party hereto to comply with any of its obligations, agreements, or conditions hereunder may be waived in writing by the party to whom such compliance is owed. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion.

13. Brokers.
------------

Each party agrees to indemnify and hold harmless the other party against any fee, loss, or expense arising out of claims by brokers or finders employed or alleged to have been employed by the indemnifying party.

14. Notices.
------------

All notices and other communications under this Agreement must be in writing and will be deemed to have been given if delivered in person or sent by prepaid first-class certified mail, return receipt requested, or recognized commercial courier service, as follows:

If to James: The St James Company

1104 Nueces Street Austin, Texas 78704 USA

If to the Shareholders

All notices to the Shareholders shall be sent to them at their addresses listed on Exhibit A to this Agreement.

15. General Provisions.
-----------------------

(a) This Agreement will be governed by and under the laws of the State of California without giving effect to conflicts of law principles. If any provision hereof is found invalid or unenforceable, that part will be amended to achieve as nearly as possible the same effect as the original provision and the remainder of this Agreement will remain in full force and effect.

(b) Any dispute arising under or in any way related to this Agreement will be submitted to binding arbitration before a single arbitrator by the American Arbitration Association in accordance with the Association's commercial rules then in effect. The arbitration will be conducted in Los Angeles, California. The decision of the arbitrator will set forth in reasonable detail the basis for the decision and will be binding on the parties. The arbitration award may be confirmed by any court of competent jurisdiction.

(c) In any adverse action, the parties will restrict themselves to claims for compensatory damages and/or securities issued or to be issued and no claims will be made by any party or affiliate for lost profits, punitive or multiple damages.

(d) This Agreement constitutes the entire agreement and final understanding of the parties with respect to the subject matter hereof and supersedes and terminates all prior and/or contemporaneous understandings and/or discussions between the parties, whether written or verbal, express or implied, relating in any way to the subject matter hereof. This Agreement may not be altered, amended, modified or otherwise changed in any way except by a written agreement, signed by both parties.



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(e) This Agreement will inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns; provided, however, that any assignment by either party of its rights under this Agreement without the written consent of the other party will be void.

(f) The parties agree to take any further actions and to execute any further documents which may from time to time be necessary or appropriate to carry out the purposes of this Agreement.

(g) The headings of the Sections, paragraphs and subparagraphs of this Agreement are solely for convenience of reference and will not limit or otherwise affect the meaning of any of the terms or provisions of this Agreement. The references in this Agreement to Sections, unless otherwise indicated, are references to sections of this Agreement.

(h) This Agreement may be executed in counterparts, each one of which will constitute an original and all of which taken together will constitute one document. This Agreement may be executed by delivery of a signed signature page by fax to the other parties hereto and such fax execution and delivery will be valid in all respects.

(i) All remedies, either under this Agreement or by law or otherwise afforded, will be cumulative and not alternative.

EXECUTED BY:
The Saint James Company
-----------------------

By: /s/ Wayne Gronquist
---------------------------------
Wayne Gronquist, Pres. & CEO

THE SHAREHOLDERS OF
FUNET RADIO & COMMUNICATION CORP.

Chih-Chang Chang



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EXHIBIT A

TO
REORGANIZATION AGREEMENT

                                                   Number of post-split James
                      Number of Shares             Shares to be issued to
                      and % of Ownership           the Shareholders of FUNET or
FUNET Stockholders    of FUNET Stock               their designees at Closing
------------------    --------------               -----------------------------
Chih-Chang Chang      434,782.61 shares            1,750,000 shares
                      25%

Tun-Ching Chen        434,782.61 shares            1,750,000 shares
                      25%
Yueh-Hue Wu           434,782,61 shares            1,750,000 shares
                      25%

Ching-Chou Yang       434,782,61 shares            1,750,000 shares
                      25%

Total                 100%                         7,000,000 shares